EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LuxUrban Hotels Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2022 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 14, 2022	LUXURBAN HOTELS INC.
(Registrant)

	By:	/s/ Brian Ferdinand
Brian Ferdinand
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

Dated: November 14, 2022	LUXURBAN HOTELS INC.
(Registrant)

	By:	/s/ Shanoop Kothari
Shanoop Kothari
Chief Financial Officer
(Principal Financial Officer)